UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower International Growth Fund (Formerly Great-West International Growth Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Franklin Templeton Institutional, LLC (“Franklin”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)
Fund Performance
For the twelve-month period ended December 31, 2022, the Fund (Investor Class shares) returned -30.35%, relative to an -22.95% return for the MSCI EAFE Growth Index, the Fund’s benchmark index.
Franklin Commentary
For the twelve-month period ended December 31, 2022, international equities declined significantly. A combination of resilient consumer demand and persistent supply chain disruptions contributed to higher inflation in many countries. This inflationary pressure led many of the world’s central banks to tighten monetary policy during the year, which hindered stocks and the outlook for economic growth.
In 2022, the Franklin sub-advised portion of the Fund (the “Franklin portfolio”) underperformed the benchmark index as stock selection in the communication services, health care and materials sectors hindered relative performance during the twelve-month reporting period.
Our significant overweight to growth stocks (>38%) and our near lack of exposure to value stocks, as classified by Morningstar style boxes, impeded relative performance, detracting over 650 basis points for the twelve-month period, given the bifurcation between value and growth stocks during the year.
From the communication services sector, detractors included Sweden-based media and broadcasting company Viaplay Group and Ascential PLC, a U.K.-based provider of specialist information, analytics and e-commerce optimization. Viaplay was impacted by negative sentiment surrounding the significant selloff in Netflix (not a Franklin portfolio holding) after its disappointing results. Later in the period, the stock was impacted by negative sentiment surrounding the economic sensitivity of the business model, primarily on more mature Nordic markets. Ascential reported earnings that disappointed the market, with some weakness in digital commerce margins. We remain confident in Ascential’s longer-term prospects, given the continued strength in its core business and competitive landscape, as well as the robust footprint of its Flywheel digital commerce agency in North America.
In health care, Evotec SE, a Germany-based contract development and manufacturing organization, held back relative returns. Evotec detracted from performance after Bayer (not a Franklin portfolio holding) announced the discontinuation of a Phase II development candidate, Eliapixant. We continue to believe in the long-term growth prospects for Evotec.
In materials, Netherlands-headquartered multinational chemicals and life sciences company Koninklijke DSM N.V. curbed relative performance. DSM announced top-line results that were in line with analyst expectations but indicated a slight deterioration in margins due to higher costs for raw materials.
Clarivate PLC, a U.K.-based information services firm, detracted from performance in the industrials sector after disclosing financial results that were encouraging overall but revealed a slowdown in sales growth, with signs of weakness in organic subscription revenue. The company also lowered its 2022 guidance, citing adverse currency trends and macroeconomic uncertainty.
In contrast, select holdings from a variety of sectors supported relative results in 2022.

German aircraft engine manufacturer MTU Aero Engines supported returns in the industrials sector. MTU reported multiple sets of quarterly financial results with much stronger-than-expected margins, leading to profits that beat analysts’ consensus estimates in the first quarter and increasing guidance after third quarter results.
Genmab A/S, a Denmark-based biotechnology firm focused on cancer treatments, and Australia-based blood products maker CSL Limited bolstered relative returns in the health care sector. Genmab reported revenues that beat consensus estimates, despite multiple revenue lines already having been disclosed by partners. Genmab also raised its 2022 guidance, with revenue boosted by favorable sales figures for its drug Darzalex. CSL’s stock performed well on robust earnings during the period. Additionally, CSL and other plasma companies won a reversal in a lawsuit against the U.S. Customs and Border Protection agency for preventing Mexicans with B-1 business visitor visas from entering the United States to sell their plasma to collection centers.
Also in the health care sector, Australia-based hearing implant manufacturer Cochlear Ltd. lifted results, aided by better-than-expected profitability and gross margins early in the period. While its implants business experienced some weakness, other segments fared better. We anticipate increased demand for elective surgeries as Covid cases fall, which we believe could benefit the company.
In financials, Germany-based financial marketplace operator Deutsche Boerse AG and Italy-based online brokerage bank FinecoBank SpA supported results. Deutsche Boerse contributed as increased volatility in the market, coupled with increased interest rates, suggested strong revenue growth for the company. Additionally, the company rebounded after banks and other financial stocks lagged during 2021. FinecoBank’s shares rallied late in the period after the company released encouraging third quarter revenue and net profit figures. The company also upgraded its net interest income guidance for the coming year.
In terms of sector allocations, an overweighting to information technology pressured relative results, as did a lack of exposure to the energy sector. Meanwhile, an underweighting in the consumer discretionary sector and a lack of exposure to the real estate sector enhanced relative returns. By region, stock selection in Europe and the U.K. detracted from relative performance. Meanwhile, a marginal underweight to the U.K. by period-end and a significant underweight to Japan supported results.
JPMorgan Commentary
After three consecutive quarters of negative returns, the final quarter of the year brought some relief. Global equities performed strongly over the fourth quarter as investors reacted positively to signs that inflationary pressures are moderating, which may slow the pace of interest rate hikes from major central banks.
Whilst the recent data points indicate that inflation is moderating, the aggressive tightening from central banks has changed the overall economic situation, fueling worries about a possible recession. The U.S. economy showed signs of further softening in December as elevated inflation, weaker demand conditions and higher borrowing costs continued to impact activity levels. Weak demand conditions were broad-based, though manufacturing firms saw a steeper decrease in new orders as compared to their services sector counterparts based on the December month S&P Global Flash U.S. Purchasing Managers’ Index (“PMI”) figures. Additionally, existing home sales fell for the 10th straight month in November as the housing market was squeezed by higher mortgage rates. The Federal Reserve (the

“Fed”) delivered cumulative policy rate hikes of 125 basis points over the quarter and the federal funds target range is now at 4.25% - 4.50%. The latest statement from the Fed suggests that the central bank continues to lean hawkish. Whilst U.S. inflation continues to remain much higher than the Fed’s target, the data for the month of November came in below consensus expectations, raising hopes that inflation has peaked and could give more flexibility to the Fed to reverse course.
In Europe, inflationary pressures and the resultant squeeze on real incomes continued to moderate demand and the seasonally adjusted S&P Global Eurozone Flash PMI® Composite Output Index remained below the crucial 50.0 mark, indicating a contraction. The European Central Bank (“ECB”) delivered another series of rate hikes over the quarter, taking the latest deposit rate to 2.00% and indicated that significant tightening might be required to tame inflation. In its December meeting, the ECB also announced plans to reduce its balance sheet, starting in March 2023. In the U.K., inflation came in slightly below expectations at 10.7% in November but continues to remain much higher than the central bank’s target. As a result, the Bank of England raised policy rates to 3.50%.
In China, the official PMI data for the month of December indicated that economic activity slowed further as a sudden surge in Covid cases disrupted production and weighed on demand following the abrupt reversal of the country’s zero-Covid policy. In Japan, the Bank of Japan unexpectedly widened its target range for 10-year Japanese government bond yields, triggering a sell-off in bonds and stocks globally.
Crude oil prices remained volatile over the quarter, driven by a fear of recession and surging Covid cases in China. Among equities, value stocks outperformed their growth counterparts and developed markets slightly outperformed emerging markets.
The JPMorgan sub-advised portion of the Fund underperformed the benchmark index for the twelve-month period ended December 31, 2022. At the sector level, stock selection in consumer discretionary and health care detracted from performance, while stock selection in materials and an underweight allocation to real estate contributed to performance. Regionally, stock selection in Japan and continental Europe detracted from returns, and there were no regional contributors to performance.
Our overweight position in Sea, the Singapore based consumer internet company, was the largest detractor from performance over the period. The company is a key player in e-commerce, payments, and gaming in Asia and this growth exposure, combined with strong share price performance in recent years, left it on a high valuation multiple. Shares came under pressure in 2022 along with the rest of the technology sector, as changes in interest rate expectations impacted the multiple that investors were willing to pay for these sorts of companies.
An overweight position in Roche, a Swiss healthcare research company, detracted from relative returns over the period. Shares fell as the company announced their Alzheimer’s drug gantenerumab failed to clear clinical trials as it showed no signs it slowed down the disease.
An overweight position in Lonza Group, the Swiss multinational chemical and biotechnology company, detracted from relative returns. The stock performed poorly after company management flagged that inflation was putting some pressure on their guidance for 2022. However, the company reaffirmed that despite the supply constraints in the industry, they were able to reprice new contracts along with a vast array of projects from which to choose to deploy capital at attractive returns.
An overweight position in Novo Nordisk, a Danish multinational pharmaceutical company, was the largest contributor to relative returns over the year. The company witnessed a significant increase in sales over the first three quarters and raised its annual outlook accordingly. The company is increasing its production capacity to supply their Wegovy product across all retail pharmacies. The company also has strong financials with an attractive return on equity and dividend payout ratio. The healthcare sector overall has performed well over the year, boosting investor confidence.
An overweight position in AIA group, the Hong Kong based insurance company, contributed to performance over the period. The stock recovered as the group’s mainland China business gradually resumed following the re-opening of Chinese cities. In addition, management highlighted that the group has achieved year-on-year growth in its Hong Kong business, indicating good long-term prospects in a key market.
An overweight position in LVMH, the French-listed multinational luxury goods company, also contributed to relative performance. Shares benefited all year from a variety of themes: the rotation from defensive to growth, a strong U.S. dollar, the re-opening of China, and solid third quarter organic sales growth (+19%) driven by fashion, leather, and the rebound in Europe.
The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-30.11%	1.46%	2.85%
Investor Class	-30.35%	1.11%	4.08%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2022 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	35.29%
Industrial	14.71
Technology	11.92
Financial	11.53
Consumer, Cyclical	9.49
Communications	9.10
Basic Materials	5.12
Energy	0.83
Utilities	0.47
Government Money Market Mutual Funds	0.12
Short Term Investments	1.42
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$1,031.85	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Investor Class
Actual	$1,000.00	$1,030.53	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
* Expenses are equal to the Fund's annualized expense ratio of 0.85% for the Institutional Class shares and 1.20% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
COMMON STOCK
Basic Materials — 5.06%
86,382	Anglo American PLC	$ 3,382,203
40,000	Koninklijke DSM NV	4,911,767
13,215	Linde PLC	4,310,469
39,300	Shin-Etsu Chemical Co Ltd	4,799,010
36,231	Symrise AG	3,934,855
		21,338,304
Communications — 9.00%
1,400,000	Ascential PLC(a)	3,408,772
450,000	CyberAgent Inc	4,006,253
44,607	Delivery Hero SE(a)(b)	2,140,672
107,769	Deutsche Telekom AG	2,144,228
8,279	MercadoLibre Inc(a)	7,006,021
25,000	Nice Ltd Sponsored ADR(a)	4,807,500
130,000	Shopify Inc Class A(a)	4,512,300
41,600	Tencent Holdings Ltd	1,763,855
220,000	Viaplay Group AB(a)(c)	4,199,666
37,918	Wolters Kluwer NV	3,967,547
		37,956,814
Consumer, Cyclical — 9.38%
23,287	adidas AG	3,155,992
100,000	CTS Eventim AG & Co KGaA(a)	6,347,874
22,917	Ferguson PLC	2,875,725
16,423	LVMH Moet Hennessy Louis Vuitton SE	11,950,863
350,000	RS Group PLC	3,766,419
16,300	Shimano Inc(c)	2,575,708
82,700	Sony Group Corp	6,303,528
73,533	Zalando SE(a)(b)	2,588,707
		39,564,816
Consumer, Non-Cyclical — 34.91%
5,918	Adyen NV(a)(b)	8,215,633
85,000	Alcon Inc	5,832,612
241,595	Allfunds Group PLC	1,694,237
90,000	Amadeus IT Group SA(a)	4,668,982
7,472	Argenx SE(a)(c)	2,805,024
300,000	Asahi Intecc Co Ltd	4,893,682
70,855	AstraZeneca PLC	9,586,393
300,000	Clarivate PLC(a)	2,502,000
32,000	Cochlear Ltd	4,419,445
29,604	Coloplast A/S Class B(c)	3,468,189
27,000	CSL Ltd	5,264,849
179,691	Diageo PLC	7,864,373
250,000	Evotec SE(a)	4,067,017
110,000	Experian PLC	3,724,211
18,753	Genmab A/S(a)	7,928,671
55,695	IDP Education Ltd	1,026,418
50,780	Intertek Group PLC	2,469,958
37,900	Kyowa Kirin Co Ltd	868,061
7,619	Lonza Group AG	3,739,980
17,809	L'Oreal SA	6,377,339
135,007	Nestle SA	15,594,582
102,960	Novo Nordisk A/S Class B	13,983,570
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
285,999	Oxford Nanopore Technologies PLC(a)	$ 840,674
140,000	Recruit Holdings Co Ltd	4,382,277
191,839	RELX PLC	5,301,679
38,334	Roche Holding AG	12,045,983
18,389	Straumann Holding AG(c)	2,108,688
25,700	Sysmex Corp	1,551,524
		147,226,051
Energy — 0.82%
143,664	Woodside Energy Group Ltd	3,479,290
Financial — 11.40%
763,000	AIA Group Ltd	8,426,108
177,700	DBS Group Holdings Ltd	4,497,872
48,601	Deutsche Boerse AG	8,368,585
360,000	FinecoBank Banca Fineco SpA	5,978,181
48,381	HDFC Bank Ltd ADR	3,309,744
400,000	Intermediate Capital Group PLC	5,520,494
51,375	London Stock Exchange Group PLC	4,412,986
50,000	Macquarie Group Ltd	5,644,431
90,700	Tokio Marine Holdings Inc	1,937,569
		48,095,970
Industrial — 14.03%
154,660	Assa Abloy AB Class B	3,326,623
410,825	Atlas Copco AB Class A(a)	4,867,618
30,300	Daikin Industries Ltd	4,596,922
30,000	DSV A/S(c)	4,744,116
136,184	Epiroc AB Class A	2,479,790
51,100	Hoya Corp	4,894,286
18,100	Keyence Corp	7,027,230
32,000	MTU Aero Engines AG	6,884,304
31,804	Safran SA	3,983,564
40,007	Schneider Electric SE	5,618,348
20,000	Sika AG	4,808,064
15,292	Spirax-Sarco Engineering PLC	1,952,346
40,137	Vinci SA	4,001,123
		59,184,334
Technology — 11.79%
31,636	ASML Holding NV	17,249,532
100,000	AVEVA Group PLC(c)	3,869,520
26,237	Capgemini SE	4,386,186
40,000	CyberArk Software Ltd(a)	5,186,000
167,903	Keywords Studios PLC	5,505,955
85,000	SimCorp A/S(c)	5,852,506
44,111	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	3,285,828
14,900	Tokyo Electron Ltd	4,378,048
		49,713,575

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Utilities — 0.47%
168,455	Iberdrola SA(a)	$ 1,966,453
TOTAL COMMON STOCK — 96.86% (Cost $407,760,152)		$408,525,607
PREFERRED STOCK
Industrial — 0.52%
5,519	Sartorius AG	2,179,312
TOTAL PREFERRED STOCK — 0.52% (Cost $2,108,917)		$ 2,179,312
GOVERNMENT MONEY MARKET MUTUAL FUNDS
512,000	Dreyfus Institutional Preferred Government Plus Money Market Fund Class SL(d), 4.36%(e)	512,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.12% (Cost $512,000)		$ 512,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.40%
$1,525,350	Undivided interest of 1.39% in a repurchase agreement (principal amount/value $109,701,194 with a maturity value of $109,753,607) with RBC Capital Markets Corp, 4.30%, dated 12/31/22 to be repurchased at $1,525,350 on 1/3/23 collateralized by various U.S. Government Agency securities, 2.00% - 6.00%, 9/1/24 - 10/20/52, with a value of $111,895,218.(d)	1,525,350
1,525,350	Undivided interest of 1.40% in a repurchase agreement (principal amount/value $108,937,825 with a maturity value of $108,989,873) with Bank of America Securities Inc, 4.30%, dated 12/31/22 to be repurchased at $1,525,350 on 1/3/23 collateralized by Federal National Mortgage Association securities, 1.50% - 6.50%, 5/1/37 - 5/1/58, with a value of $111,116,581.(d)	1,525,350
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,337,169	Undivided interest of 19.32% in a repurchase agreement (principal amount/value $6,934,084 with a maturity value of $6,937,358) with Citigroup Global Markets Inc, 4.25%, dated 12/31/22 to be repurchased at $1,337,169 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 4.50%, 4/11/23 - 10/31/29, with a value of $7,072,766.(d)	$ 1,337,169
1,525,350	Undivided interest of 5.07% in a repurchase agreement (principal amount/value $30,227,575 with a maturity value of $30,242,017) with Bank of Montreal, 4.30%, dated 12/31/22 to be repurchased at $1,525,350 on 1/3/23 collateralized by Federal National Mortgage Association securities, 1.50% - 6.50%, 8/1/36 - 12/1/52, with a value of $30,832,126.(d)	1,525,350
TOTAL SHORT TERM INVESTMENTS — 1.40% (Cost $5,913,219)		$ 5,913,219
TOTAL INVESTMENTS — 98.90% (Cost $416,294,288)		$417,130,138
OTHER ASSETS & LIABILITIES, NET — 1.10%		$ 4,631,864
TOTAL NET ASSETS — 100.00%		$421,762,002

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2022
(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	All or a portion of the security is on loan at December 31, 2022.
(d)	Collateral received for securities on loan.
(e)	Rate shown is the 7-day yield as of December 31, 2022.
ADR	American Depositary Receipt
Summary of Investments by Country as of December 31, 2022.
Country	Fair Value	Percentage of Fund Investments
United Kingdom	$ 63,758,248	15.29%
Japan	52,214,098	12.52
Switzerland	44,129,910	10.58
Germany	41,811,547	10.02
Netherlands	37,149,502	8.91
France	36,317,422	8.71
Denmark	35,977,052	8.62
Australia	19,834,432	4.75
Sweden	14,873,697	3.57
Israel	9,993,500	2.40
Ireland	9,230,166	2.21
Hong Kong	8,426,108	2.02
Uruguay	7,006,021	1.68
Spain	6,635,435	1.59
United States	6,425,219	1.54
Italy	5,978,182	1.43
Canada	4,512,300	1.08
Singapore	4,497,872	1.08
India	3,309,744	0.79
Taiwan	3,285,828	0.79
China	1,763,855	0.42
Total	$417,130,138	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower International Growth Fund
ASSETS:
Investments in securities, fair value (including $6,111,392 of securities on loan)(a)	$411,216,919
Repurchase agreements, fair value(b)	5,913,219
Cash	11,055,469
Cash denominated in foreign currencies, fair value(c)	77,529
Dividends receivable	1,251,539
Subscriptions receivable	230,957
Total Assets	429,745,632
LIABILITIES:
Payable for director fees	8,131
Payable for other accrued fees	94,232
Payable for shareholder services fees	6,271
Payable to investment adviser	303,116
Payable upon return of securities loaned	6,425,219
Redemptions payable	1,146,661
Total Liabilities	7,983,630
NET ASSETS	$421,762,002
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,261,020
Paid-in capital in excess of par	425,200,790
Undistributed/accumulated deficit	(8,699,808)
NET ASSETS	$421,762,002
NET ASSETS BY CLASS
Investor Class	$20,803,825
Institutional Class	$400,958,177
CAPITAL STOCK:
Authorized
Investor Class	20,000,000
Institutional Class	200,000,000
Issued and Outstanding
Investor Class	1,901,305
Institutional Class	50,708,890
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.94
Institutional Class	$7.91
(a) Cost of investments	$410,381,069
(b) Cost of repurchase agreements	$5,913,219
(c) Cost of cash denominated in foreign currencies	$74,041
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2022
Empower International Growth Fund
INVESTMENT INCOME:
Interest	$56,576
Income from securities lending	39,018
Dividends	5,925,360
Foreign withholding tax	(832,278)
Total Income	5,188,676
EXPENSES:
Management fees	3,609,807
Shareholder services fees – Investor Class	76,786
Audit and tax fees	52,295
Custodian fees	119,214
Directors fees	34,044
Legal fees	10,169
Pricing fees	2,215
Registration fees	31,537
Shareholder report fees	379
Transfer agent fees	8,357
Other fees	14,133
Total Expenses	3,958,936
Less amount waived by investment adviser	149,953
Net Expenses	3,808,983
NET INVESTMENT INCOME	1,379,693
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(9,051,497)
Net Realized Loss	(9,051,497)
Net change in unrealized depreciation on investments and foreign currency translations	(155,857,263)
Net Change in Unrealized Depreciation	(155,857,263)
Net Realized and Unrealized Loss	(164,908,760)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(163,529,067)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2022 and December 31, 2021
Empower International Growth Fund	2022	2021
OPERATIONS:
Net investment income	$1,379,693	$323,865
Net realized gain (loss)	(9,051,497)	44,922,122
Net change in unrealized depreciation	(155,857,263)	(10,309,326)
Net Increase (Decrease) in Net Assets Resulting from Operations	(163,529,067)	34,936,661
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(266,437)	(2,181,941)
Institutional Class	(7,129,784)	(46,111,824)
From Net Investment Income and Net Realized Gains	(7,396,221)	(48,293,765)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	9,503,751	10,508,643
Institutional Class	140,670,108	127,083,862
Shares issued in reinvestment of distributions
Investor Class	266,437	2,181,941
Institutional Class	7,129,784	46,111,824
Shares redeemed
Investor Class	(11,327,710)	(23,903,949)
Institutional Class	(73,168,787)	(109,002,027)
Net Increase in Net Assets Resulting from Capital Share Transactions	73,073,583	52,980,294
Total Increase (Decrease) in Net Assets	(97,851,705)	39,623,190
NET ASSETS:
Beginning of year	519,613,707	479,990,517
End of year	$421,762,002	$519,613,707
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	832,112	636,082
Institutional Class	16,308,712	10,384,560
Shares issued in reinvestment of distributions
Investor Class	25,570	133,486
Institutional Class	948,109	3,902,338
Shares redeemed
Investor Class	(928,515)	(1,418,744)
Institutional Class	(8,907,420)	(8,640,414)
Net Increase	8,278,568	4,997,308
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INTERNATIONAL GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$15.92	(0.00) (d)(e)	(4.84)	(4.84)	-	-	(0.14)	(0.14)	$10.94	(30.35%)
12/31/2021	$16.07	(0.04) (e)	1.02	0.98	-	(0.02)	(1.11)	(1.13)	$15.92	6.04%
12/31/2020	$12.63	(0.02) (e)	3.60	3.58	-	-	(0.14)	(0.14)	$16.07	28.35%
12/31/2019	$ 9.44	0.04	3.17	3.21	(0.00) (d)	(0.01)	(0.01)	(0.02)	$12.63	34.07%
12/31/2018	$12.86	0.08	(2.26)	(2.18)	-	-	(1.24)	(1.24)	$ 9.44	(16.87%)
Institutional Class
12/31/2022	$11.53	0.03	(3.51)	(3.48)	-	-	(0.14)	(0.14)	$ 7.91	(30.11%)
12/31/2021	$11.93	0.01	0.77	0.78	-	(0.07)	(1.11)	(1.18)	$11.53	6.45%
12/31/2020	$ 9.38	0.02	2.69	2.71	-	(0.02)	(0.14)	(0.16)	$11.93	28.88%
12/31/2019	$ 7.03	0.06	2.37	2.43	(0.00) (d)	(0.07)	(0.01)	(0.08)	$ 9.38	34.57%
12/31/2018	$10.00	0.08	(1.75)	(1.67)	-	(0.06)	(1.24)	(1.30)	$ 7.03	(16.69%)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2022	$ 20,804	1.36%	1.20%	(0.04%)	33%
12/31/2021	$ 31,403	1.28%	1.20%	(0.23%)	34%
12/31/2020	$ 42,126	1.28%	1.20%	(0.19%)	27%
12/31/2019	$ 40,066	1.28%	1.20%	0.34%	30%
12/31/2018	$ 31,531	1.30%	1.20%	0.65%	124%
Institutional Class
12/31/2022	$400,958	0.88%	0.85%	0.33%	33%
12/31/2021	$488,211	0.86%	0.85%	0.09%	34%
12/31/2020	$437,865	0.86%	0.85%	0.17%	27%
12/31/2019	$435,749	0.85%	0.85%	0.71%	30%
12/31/2018	$374,056	0.88%	0.85%	0.84%	124%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER INTERNATIONAL GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower International Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2022

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2022

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock
Basic Materials	$ 4,310,469	$ 17,027,835	$ —	$ 21,338,304
Communications	19,734,593	18,222,221	—	37,956,814
Consumer, Cyclical	—	39,564,816	—	39,564,816
Consumer, Non-cyclical	2,502,000	144,724,051	—	147,226,051
Energy	—	3,479,290	—	3,479,290
Financial	3,309,744	44,786,226	—	48,095,970
Industrial	—	59,184,334	—	59,184,334
Technology	8,471,828	41,241,747	—	49,713,575
Utilities	—	1,966,453	—	1,966,453
	38,328,634	370,196,973	—	408,525,607
Preferred Stock	—	2,179,312	—	2,179,312
Government Money Market Mutual Funds	512,000	—	—	512,000
Short Term Investments	—	5,913,219	—	5,913,219
Total Assets	$ 38,840,634	$ 378,289,504	$ —	$ 417,130,138
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2022

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$-	$2,602,445
Long-term capital gain	7,396,221	45,691,320
	$7,396,221	$48,293,765
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $443,132 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2022. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(7,863,207)
Post-October losses	(543,348)
Net unrealized depreciation	(293,253)
Tax composition of capital	$(8,699,808)
At December 31, 2022, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2022, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2022, were as follows:
No Expiration	$(7,863,207)
Total	(7,863,207)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(543,348)

Annual Report - December 31, 2022

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$417,423,391
Gross unrealized appreciation on investments	59,641,314
Gross unrealized depreciation on investments	(59,934,567)
Net unrealized depreciation on investments	$(293,253)
2.  RISK EXPOSURES
Concentration  Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.82% of the Fund’s average daily net assets up to $1 billion dollars, 0.77% of the Fund’s average daily net assets over $1 billion dollars and 0.72% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.85% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts subject to recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$77,425	$80,917	$149,953	$0
The Adviser and Empower Funds entered into sub-advisory agreements with Franklin Templeton Institutional, LLC and J.P. Morgan Investment Management Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.

Annual Report - December 31, 2022

4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $207,443,351 and $144,076,636, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $6,111,392 and received collateral as reported on the Statement of Assets and Liabilities of $6,425,219 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2022, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower International Growth Fund (the “Fund”), one of the funds of Empower Funds, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $0 and has derived gross income from sources within foreign countries amounting to $5,949,242.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2022, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023